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                                                                  Exhibit 10.29


DESCRIPTION OF EXECUTIVE BONUS PLAN


     PSW Technologies, Inc.'s annual Executive Bonus Plan generally awards cash and/or Common Stock options to executive officers of the Company according to a formula based upon specified pre-tax profit levels.